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                                                                    EXHIBIT 10.4

PURCHASE ORDER                                  PURCHASE ORDER NUMBER
    GENERAL DYNAMICS                                  PO NUMBER
    Advanced Information Systems                      10138965
       8800 QUEEN AVENUE SOUTH          THIS NUMBER MUST APPEAR ON ALL INVOICES,
       BLOOMINGTON, MN 55431-1996       SHIPPING NOTICES, CASES, PACKAGES OR
                                        CORRESPONDENCE PERTAINING TO THIS ORDER.

                                        DATE PREPARED  PAGE OF PAGES  CHANGE NO
                                          09-21-05       1      1        000

SUPPLIER NOTE: When used, the Item No, Part Number, and Quantity must appear on all Packing Lists and Invoices. Invoices are not payable prior to requested Delivery date. The following order is subject to the terms, conditions and warranties as detailed at the General Dynamics web site http://www.gdc4s.com/SCM_Internet/SCM_Details/SCM_Details.htm

                                                   SHIP TO ADDRESS
SUPPLIER NO: 19281-001                  GENERAL DYNAMICS
                                        Advanced Information Systems
                                        4235 FORCUM AVENUE
                                        SUITE 200
                                        MCCLELLAN, CA 95652-2301

     JSI MICROELECTRONICS INC
     4235 FORCUM AVENUE
     SUITE 500                               MAIL INVOICE TO ADDRESS
     MCCLELLAN          CA 95652        GENERAL DYNAMICS
                                        Advanced Information Systems
                                        ATTN: BARBARA BYLSMA           CASFAC
                                        4235 FORCUM AVE.
                                        SUITE 200
                                        MCCLELLAN, CA 95652-2301

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                                                                            TRANSPORTATION MODE: Ship via Uniform Bill
TAX INSTRUCTIONS                             FOB         TERMS              of Lading, do not declare excess value.
This order is exempt for Sales/Use
Tax in the state of: CA SR OH 100-171968    Origin    NET 30 DAYS               UNITED PARCEL SERVICE GRND(#55X902)
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ITEM  PART-NUMBER         REV      BUDGET-CENTER     START-DATE       END-DATE
0001  BLANKET-70           00         4437            09-01-05        02-28-06

      DESCRIPTION
      BLANKET ORDER

      PRIORITY-RATING        CONTRACT-INVOLVED
      DOA7                   10070

      You are required to follow the provisions of 15 CFR 700, the Defense Priorities and Allocations System (DPAS) regulation, and all other applicable directions of the Office of Industrial Resource Administration in obtaining material and products needed to fill this order.

      THIS PURCHASE ORDER IS THE PAYMENT VEHICLE FOR JSI IS TO PERFORM THE TASKS PER SOW DMEA 05-565 DATED 9/6/2005 FOR A FIXED PRICE OF $603,755.00; JSI'S PROPOSAL DATED 9/6/05; PERIOD OF PERFORMANCE IS 9/21/05 TO 2/28/06.

      THIS IS A FIRM FIXED PRICE ("FFP") SUBCONTRACT ("SUBCONTRACT"), EFFECTIVE THIS 20TH DAY OF SEPTEMBER, 2005, IS BY AND BETWEEN GENERAL DYNAMICS ADVANCED INFORMATION SYSTEMS, INC AND JSI MICROELECTRONICS. (SUBCONTRACT MODEL SCM-TMP-033 (7/22/2004)).

      GENERAL DYNAMICS GENERAL TERMS AND CONDITIONS OF PURCHASE FOR FIXED-PRICE ITEMS AND/OR SERVICES PURCHASE ORDER #1137826_v3 1/04 AND GENERAL DYNAMICS GOVERNMENT CONTRACT PROVISIONS FOR USE WITH FIXED-PRICE ITEMS AND/OR SERVICES PURCHASE ORDER WAS 1#1212399v12 WHICH ARE HEREBY INCORPORATED INTO THIS PURCHASE ORDER.

                                                MATERIAL/SERVICES
                                                NOT TO EXCEED        $603,754.95
                                                TOTAL ORDER PRICE:

SUPPLIER PLEASE NOTE: By acceptance of this order, supplier hereby certifies that all products and services to be furnished under this Purchase Order are in compliance with Williams-Steiger Occupational Safety and Health Act of 1970, Public Law 91-596, and all amendments thereto as of the date of this Purchase Order.

                                       BUYERS AUTHORIZATION

                                       /s/ Linda Vallejo
                                       -----------------
                                       SUPPLIER AUTHORIZED/ACCEPTED BY SIGNATURE

MAIL ACKNOWLEDGEMENT,           GENERAL DYNAMICS
CORRESPONDENCE, INQUIRIES,      Advanced Information Systems
ETC. TO THE FOLLOWING BUYER:    ATTN: LOWELL BARIE              BLCW1S
                                8800 QUEEN AVENUE SOUTH
                                BLOOMINGTON, MN 55431-1996
                                PHONE: 9529216604   FAX: 9529216869

                                                                Purchasing Copy